SAb BIOTHERAPEUTICS

DISEASE SPECIFIC HUMAN IMMUNOGLOBULIN (hIgG) DERIVED FROM TC BOVINES

SAB BIOTHERAPEUTICS R&D DAY | June 14, 2023



Eddie J. Sullivan, PhD
President and CEO

NASDAQ: SABS

Forward-Looking Statements

SAb BIOTHERAPEUTICS

The material in this presentation has been prepared by SAB Biotherapeutics, Inc. ("SAB") and is general background information about SAB's activities current as of the date of this presentation. This information is given in summary form and is not intended to be complete. Information in this presentation, including financial forecasts, should not be considered advice or a recommendation to investors or potential investors in relation to holding, purchasing, or selling securities or other financial products or instruments and does not take into account any particular investment objectives, financial situation or needs.

This presentation may contain forward-looking statements including statements regarding our intent, belief, or current expectations with respect to SAB's businesses and operations, market conditions, results of operations and financial condition, capital adequacy, specific provisions, and risk management practices. Readers are cautioned not to place undue reliance on these forward-looking statements. SAB does not undertake any obligation to update any information herein for any reason or to publicly release the result of any revisions to these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events unless required by law. While due care has been used in the preparation of forecast information, actual results may vary in a materially positive or negative manner and the presentation may contain errors or omissions. Forecasts and hypothetical examples are subject to uncertainty and contingencies outside SAB's control. Past performance is not a reliable indication of future performance. The forward-looking statements contained or implied in this presentation are subject to other risks and uncertainties, including those discussed under the heading "Risk Factors" in SAB's most recent Annual Report on Form 10-K with the Securities and Exchange Commission (the "SEC") and in other filings that SAB makes with the SEC.

Unless otherwise specified, information is current at the date hereof.

The SAB logo and other trademarks of SAB appearing in this presentation are the property of SAB. All other trademarks, services marks, and trade names in this presentation are the property of their respective owners.

Investment Thesis

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- SAB Biotherapeutics is a next generation antibody platform company with human data in > 700 patients across three indications, currently focused on prevention of Type 1 diabetes.
- MoA of SAB-142 in T1D is a proven therapeutic approach with support and enthusiasm from clinicians, opinion leaders and Juvenile Diabetes Research Foundation (JDRF)
- Expecting to file IND/ CTA for SAB-142 within 12 months; development plan is designed in partnership with JDRF
- Phase 1 data expected by YE 2024 with goal of demonstrating safety advantage over rATG (zero serum sickness and ADA) due to being fully human antibody to enable re-dosing for prevention and disease modification
- Strategic validation for new drugs for prevention of Type 1 diabetes is demonstrated by Sanofi's acquisition of Provention for $2.9B, another company sponsored by JDRF
- Other assets include: SAB-176 for influenza (Breakthrough Therapy & Fast Track Designations), SAB-185 for COVID-19, SAB-195 for C. diff, and other preclinical assets to be developed with partnership funding.

Human Immunoglobulin G Produced in Transchromosomic Bovine

Tc Bovine™ contain all the human immunoglobulin genes

SAb BIOTHERAPEUTICS



Human Artificial Chromosome (HAC) ~17Mb contains the entire unarranged VDJ human immunoglobulin loci (IgH + Igκ)

Tc Bovine™

- Only transgenic animal that carries the entire human immunoglobulin (Ig) heavy and light (κ) chain loci.
- HAC is subject to mitosis along with the other 60 Tc Bovine™ chromosomes.
- HAC present in the Tc Bovine™ allows for the highest production of human immunoglobulin repertoire most similar to humans.



Human Anti-Thymocyte Globulin (hATG) – Focused Program Development in Type 1 Diabetes

What is Type 1 Diabetes?


Destroyed pancreatic
cells can't produce insulin

- **Type 1 Diabetes is an autoimmune disorder** caused by destruction of insulin producing beta-cells in the pancreas from the patient's own immune system.
- Anyone can get it, but it is most often diagnosed in young children with an **average age at diagnosis of 13 years old** with increased risk if a parent has been diagnosed with the disease.
- It is a **lifelong disease** with no current cures and many **life altering** implications.

Type 1 Diabetes: For Millions, a Daily Disease for a Lifetime

There is no cure, only continuous management



Constant Monitoring



Physical Reminders



Dietary Restrictions



Stress & Anxiety

The Promise of SAB-142: Durable Disease Modification

Modifying vs Managing T1D would be life changing

SAb BIOTHERAPEUTICS

SAB-142 could be uniquely positioned to support patients across the T1D landscape

Delay Onset



A Heathier Childhood

Halt Progression



Less Severe Consequences

Prevent Disease



Preserve Insulin Production

Disease Modification is Just Beginning

SAB-142: Fully-human profile has the potential to advance Standard of Care

SAb BIOTHERAPEUTICS

Stage 2 Prevention Market

Tzield (teplizumab-mzwv)

Projected to reach >$1B in WW sales[1] by 2028

In the US, only family relatives are screened for T1D (<10% of patients), but screening programs are expanding

SANOFI

$2.9B Sanofi acquisition of Provention Bio illustrates **value of prevention market**

Stage 3 Recent Onset Market

64k

64k patients are diagnosed with T1D in the US every year[2]

With insulin as the only treatment option, patients lose residual beta-cell function over time

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SAB-142 is positioned to **quickly advance to the clinic** to address unmet need in recent onset patients

1. Source: Analyst consensus forecast (Evaluate Pharma)
2. Source: BMC Med . 2017 Nov 8;15(1):199. doi: 10.1186/s12916-017-0958-6

SAB-142 Development Plan and Catalysts


Catalysts
FPI
Randomized
Phase 1
Top-Line
First Phase 2
Readout
Phase 2
Top-Line
2023
2024
2025
2026
Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Clinical
Phase 1
Phase 1 Study: Cohorts 1-4
Phase 1 Top Line Results
Phase 2
Phase 2 Study POC/DRF
Regulatory
CTA Approved/CTN Acknowledged
CMC
MFG to enable Phase 1
Development
MFG to enable Phase 2

FPI = First Patient In *POC= Proof of Concept* *DRF = Dose-Range Finding Study* *CTA = Clinical Trial Application* *CTN = Clinical Trial Notification*

Phase 1 / Phase 2 Major Outcomes:

- ✓ *0% serum sickness*
- ✓ *0% ADA/nADA (Anti-Drug Antibodies)*
- ✓ *Superior efficacy vs TZIELD on C-peptide*
- ✓ *Superior efficacy vs TZIELD on HbA1C*

SAb BIOTHERAPEUTICS

SAb BIOTHERAPEUTICS

Tc Bovine Derived INFECTIOUS Disease Targeted hIgG Out-Licensing Opportunities

SAB Platform has Broad Potential Therapeutic Applications

SAb BIOTHERAPEUTICS

The Company is currently focusing its resources on the Type 1 Diabetes SAB-142 program; SAB is actively engaging in partnership for further development of other pipeline programs

PIPELINE

	PRODUCT	INDICATION	DISCOVERY	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
RESPIRATORY	SAB-185	COVID-19 TREATMENT	Phase 3 Trial (NIH ACTIV-2) Study Top line results available				
RESPIRATORY	SAB-176	INFLUENZA TREATMENT	Phase 1 Trial & Phase 2a Challenge Study Top line results available				
RESPIRATORY	SAB-176	INFLUENZA PROPHYLAXIS					
IMMUNOLOGY	**SAB-142**	**TYPE 1 DIABETES - STAGE 3**					
IMMUNOLOGY	SAB-142	ORGAN TRANSPLANT REJECTION OR APLASTIC ANEMIA					
GASTROINTESTINAL	SAB-195	CLOSTRIDIOIDES DIFFICILE					
IMMUNOLOGY	ANTI-IDIOTYPE SERIES	SYSTEMIC LUPUS ERYTHEMATOSUS, TYPE 1 DIABETES, RHEUMATOID ARTHRITIS					

Value Proposition: SAB-176

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First-in-class fully-human immunoglobulin treatment aimed to provide superior long-lasting efficacy for prophylaxis and management of influenza in high-risk patients

Key Differentiators



First and only broadly neutralizing immunoglobulin for prophylaxis and treatment of influenza in high-risk patients



Adaptive and cross-reactive to multiple influenza strains



Multiprong Mechanism of Action
- Neutralizing activity targeting multiple epitopes of Influenza A and B virus
- Antibody-Dependent Cellular Cytotoxicity (ADCC)



Established Proof-of-Concept in the well-established validated influenza challenge model

SAB-185 Potential Value to Patients

Only biologic with sustained efficacy across non-Omicron and Omicron variants in high-risk and low-risk patients

Only antibody treatment designed to reduce risk of losing efficacy to escape mutants for high-risk COVID-19 patients

Key Differentiators



First-in-class fully human broadly-neutralizing IgG1 antibody treatment for COVID-19



Only biologic treatment showing neutralizing activity against mAb escape mutants



Clinical and preclinical *in-vivo* and *in-vitro* data demonstrate efficacy against all tested SARS-CoV-2 variants to date



Preclinical and clinical data support potential for competitive efficacy in high-risk COVID-19 patients

Value Proposition: SAB-195

SAb BIOTHERAPEUTICS

First-in-class fully-human immunoglobulin treatment with dual mechanism of action designed to treat severe CDI and reduce CDI recurrence in high-risk patients

Key Differentiators



First-in-class fully human immunoglobulin treatment targeting C. diff spores, bacteria, and toxins



Only treatment with dual mode of action:

- Unlike bezlotoxumab, SAB-195 targets surface antigens on C. diff bacteria and spores
- Unlike antibiotics, SAB-195 targets several C. diff toxins responsible for severity of the disease



SAB-195 is a target-specific treatment targeting only C. diff bacteria/spores/toxins while fully preserving good microbiome



Preclinical data supports potential for competitive efficacy as first-line immunoglobulin therapy for severe CDI in patients who are at high risk for CDI recurrences

SAB-176 & SAB-185 Designations

FDA has reviewed our platform on multiple occasions

- **Breakthrough Therapy Designation (BTD) and Fast Track designation granted to SAB-176**, an investigational therapeutic, for post-exposure prophylaxis for Type A and Type B influenza illness in high-risk patients, including those who have anti-viral resistant strains
    - Only 8 Breakthrough Therapy designations were granted by CBER in 2022[1]

- **FDA guidance received on advancing SAB-176** through initiation of a Phase 2b dose-range finding efficacy and safety trial in patient populations at high-risk for developing severe disease.

- **Positive Data in COVID Phase III: SAB-185** demonstrated significant benefit in sustained symptom resolution over 2 and 4 consecutive days (p= 0.021 and 0.01 respectively) in study participants with COVID-19 caused by Omicron as compared to participants who received a monoclonal antibody combination, REGEN-COV®

1. CBER Breakthrough Therapy Designation Requests | FDA

Intellectual Property



Regulatory Exclusivity
Reference Product Exclusivity (RPE) prevents licensure of aBLA for biosimilar SAB-176 (2040 + 6 mo PED¹)
Reference Product Exclusivity (RPE) prevents licensure of aBLA for biosimilar SAB-CDI (2041 + 6 mo PED¹)
Reference Product Exclusivity (RPE) prevents licensure of aBLA for biosimilar SAB-142 (2041 + 6 mo PED¹)
Patent Exclusivity
Human Artificial Chromosome Vector (11/17/30)
Chromosome Engineering to Produce Human Abs (8/5/33)
System to Produce PAbs (11/25/36)
New Antigen / Indication Specific PAb filings (2H 2043)
+ potential PTE for each pAb
approved (14yr cap)
Trade secrets (e.g. manufacturing), proprietary materials (e.g., cell lines)
2028
2030
2032
2034
2036
2038
2040
2042
2044
2046
2048

No regulatory path for biosimilar products to polyclonal immunoglobulins

Assumptions: licensure of BLA for (i) SAB-176 for Flu in 2028; (ii) SAB-CDI for C. diff in 2029; and (iii) SAB-142 for type 1 diabetes in 2030

[1]Potential Pediatric Exclusivity + 6 months

Today's Presenters

SAb BIOTHERAPEUTICS



Eddie J. Sullivan, PhD

PRESIDENT & CEO / CO-FOUNDER

- 20 years new technology development
- 25+ years biotech
- Former Japanese pharma
- BIO Executive Committee
- Reproductive physiologist



Christoph Bausch, PhD, MBA

EVP & CHIEF OPERATING OFFICER

- 20+ years research and discovery, biomanufacturing, business development, and platform technology commercialization
- MilliporeSigma (Merck KGaA)
- Stowers Institute for Medical Research Postdoc



Alexandra Kropotova, MD

EVP & CHIEF MEDICAL OFFICER

- 20+ years global clinical development
- Biopharmaceutical R&D leader, Pfizer, Wyeth, Sanofi, Teva Specialty R&D
- Board member, iBio
- Contributed to numerous patents & compounds leading portfolios from Phase I to BLA and NDA approvals



Michael Haller, MD

PEDIATRIC ENDOCRINOLOGIST

KOL GUEST SPEAKER

- Graduate and Professor at University of Florida Gainesville
- Focused on the prediction, prevention, and reversal of type 1 diabetes
- Active investigator in the NIH funded Type 1 Diabetes TrialNet, the NIH TEDDY study, and the T1D Exchange

KYOWA KIRIN · Bio · AstraZeneca · teva · iBio · SANOFI · Pfizer · UFHealth UNIVERSITY OF FLORIDA HEALTH

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VALIDATED TC BOVINE™ PLATFORM TO ADDRESS COMPLEX IMMUNE AND AUTOIMMUNE DISEASES

SAB BIOTHERAPEUTICS R&D DAY | June 14, 2023



Christoph Bausch, PhD
EVP & Chief Operating Officer

NASDAQ: SABS

A Powerful Technology to Produce Fully Human IgG Polyclonal Antibodies

Tc Bovine™ contain all the human immunoglobulin genes


HAC
HAC

Human artificial chromosome (HAC) ~17Mb contains the entire unarranged VDJ human immunoglobulin loci (IgH + Igκ)


Telomere
IgK
hChr 2
Centromere
IgH
hChr 14
Telomere

Tc Bovine

- Only transgenic animal that carries the entire human immunoglobulin (Ig) heavy and light (κ) chain loci.
- HAC is mini-chromosome that reliably replicates during mitosis along with the other 60 Tc Bovine chromsomes.
- HAC present in the Tc Bovine allows for the highest production of the diverse IgG repertoire most similar to humans.

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Validated Platform For Producing Fully Human IgG Therapeutics

First of its kind Tc Bovine™ platform clinically validated with several programs advancing through clinical development


TARGETED HIGH-POTENCY IMMUNOTHERAPY
ANTIGEN
HYPERIMMUNIZATION
TC BOVINE™
HUMAN ANTIBODIES
PURIFICATION


PROPRIETARY FORMULATION
ANTIGEN TYPE
SAB-adj-1
Peptide
Purified bacterial protein antigens
Purified/recombinant protein antigens and mAbs
Nucleic Acid (pDNA, mRNA)
SAB-adj-2
Whole inactivated bacteria/viruses
SAB-adj-3
Human Antigens (Peptides, **Thymocytes**, or Immunoglobulins)

FDA: CENTER FOR **BIOLOGICS** EVALUATION & RESEARCH (CBER)

3 INDs & 1 CTA — Filed in US and ex-US

7 Clinical Trials — Span from Phase 1 to Phase 3 across 3 indications

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High Titers and Avidity (Potency): Driven By Hyperimmunization

Titers and avidity increases with each immunization


Hyperimmunization
V3
V4
V5
Tc Bovine™ Vaccination WEEK
High Volume Plasma Collection
V3
V4
V5


Neutralizing Titers
V1
V2
V3
V4
V5


Avidity
Off-rate (1/sec)
0.0001
0.001
0.01
0.1
Target 1
Target 2
Target 3
V3
V4
V5

SAb BIOTHERAPEUTICS

SAB Human Immunoglobulin: Next Generation of Biologics

Key Product Differentiators vs Monoclonal Antibodies:

- Multi-target capability in a single therapeutic
  - ✓ Natural multi-epitope targeted hIgG selected and produced *in vivo*
  - ✓ Ability to target multiple disease pathways at once increase potential for superior efficacy
- Proven ability to target multiple human autoantibodies to treat autoimmune diseases
- Specifically driven high-potency titers and avidity
- Effective against escape mutants with reduced possibility for resistance
- More cost and time effective R&D development
- No current risk of biosimilar competition


TARGET pathway 1
TARGET pathway 2

Natural mixture of many **human** immunoglobulins that bind to multiple epitopes is regulated as a single product

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Anti-Idiotype (ID): Proof of Principle to Treat Autoimmune Disease

Multi-target capability in a single therapeutic

Ability to target multiple autoantibodies at once increase potential for superior efficacy

Known mAb autoantibodies were selected and used as antigens for hyperimmunization

IgG1 isotype (mAbG1)



IgG4 isotype (mAbG4)



Fully-human IgGs generated with selected mAbs showed binding to the variable region and blocked in vitro functional effects


Anti-IgG1 hpAbs
Anti-IgG4 hpAbs
mAbG1
mAbG4

Both antigens injected into the same Tc Bovine

IgGs generated against each antigen


Tc Bovine™
Transchromosomic bovine genetically designed to produce human antibodies
Hyperimmunization
Tc Bovine inoculated with target disease antigen to generate antibodies
Human Antibody Production
Bovine produce human antibodies to disease target that circulate in the blood stream
Plasmapheresis
Antibodies are collected in the form of plasma
Purification
Purification process isolates antibodies from plasma
Human Antibodies
Purified and formulated human polyclonal antibodies

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Tc Bovine™ Anti-Variable/Anti-ID IgG are Specific to the Variable Region

Data indicates distinct polyclonal antibody responses to 2 different anti-idiotype targets (antigens) in the same Tc Bovine.

100X Excess Competitive Ab/Fragments



Tc bovine sample	mAbG1 (TcBovine Antigen)	mAbG4-like Fab Fragment	mAbG1-like Fc Fragment	mAbG1-like framework
Pre-Immunization	-2.3	-4.7	3.9	-8.6
V3 hIgG	**99.9**	13.6	19.3	15.5
V4 hIgG	**100.0**	10.2	10.7	4.8
V5 hIgG	**100.0**	16.0	22.2	11.2

100X Excess Competitive Ab/Fragments



Tc bovine sample	mAbG4 (TcBovine Antigen)	mAbG4-like Fab Fragment	mAbG4-like Fc Fragment	mAbG4-like framework
Pre-Immunization	3.1	-3.8	6.9	6.1
V3 hIgG	**99.8**	**99.7**	-12.7	-8.9
V4 hIgG	**99.9**	**99.0**	14.6	10.0
V5 hIgG	**99.9**	**99.5**	10.0	7.8

Competitive Binding Assay:

- Pretreatment with various antibodies or variable region fragments
- Analyzed using bridging immunoassays
- Data shown is percent inhibition, indicating specificity of binding to variable regions

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SAb BIOTHERAPEUTICS

SAB-142 (Human Anti-Thymocyte Globulin) Product Characterization and Scaled Production

SAB-142 Has Potential for a Best-in-Class Safety Profile with Higher Potency Compared to FDA Approved Rabbit ATG (Thymoglobulin)

Better Safety Profile

Red Blood Cell Binding

Sample	Activity (µg/mL)
Thymoglobulin Anti-thymocyte Globulin (Rabbit)	20
SAB-142	**280**

Hemagglutinin (HA) Titer:
(Protein conc/endpoint titer/dilution) *1000 = relative active concentration of antibody to cause complete agglutination of the red blood cells.
Higher (ug/mL) number = decreased RBC binding (desired)

Higher Potency

Complement-dependent cytotoxicity (CDC)

Sample	Mean EC_{50} ±SD (µg/mL)
Thymoglobulin Anti-thymocyte Globulin (Rabbit)	162 ± 8
SAB-142	**22 ± 2**

CDC Assay:
Concentration (µg/mL) of antibody required to cause targeted cell death in the presence of human complement.
Data generated by a third party, N=4 replicates
Lower number = higher activity/potency

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SAB-142 Targets Lymphocytes (CD2) Similar to rATG

Multi-Target Binding of Thymoglobulin (rATG) IgG Polyclonal Antibodies


CD2
CD3
CD4
CD8

Lymphocytes T-Lymphocytes Helper T-Cells Cytotoxic T-Cells

Thymoglobulin includes antibodies against multiple T-cell markers likely involved in T1D like CD2, CD3, CD4, CD8, and others

https://www.thymoglobulin.com

Targets CD2

Anti-CD2 Activity

Sample	Mean EC_{50} ±SD (µg/mL)
Thymoglobulin Anti-thymocyte Globulin (Rabbit)	0.19 ± 0.009
SAB-142	**0.24** ± 0.008

Anti-CD2 Inhibition Assay:
Concentration (µg/mL) of antibody required to inhibit CD2 binding to 50%.
Data generated by a third party, N=5 rATG, N=6 SAB-142
Lower number = higher activity

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SAB-142 Demonstrates Similar T-Cell Subset Binding Profile as rATG

Targets T-cells (CD3⁺), T-Helper Cells (CD4⁺), and T-Killer Cells (CD8⁺) similar to rATG suggesting similar muti-target binding



CD3+
CD4+
CD8+
Thymoglobulin
Anti-thymocyte Globulin (Rabbit)
0
100
0
0
SAB-142
CD3
CD4
CD8
T-Lymphocytes
Helper T-Cells
Cytotoxic T-Cells

SAb BIOTHERAPEUTICS

SAB-142 Demonstrates Similar T-Cell Subset Mechanism of Action as rATG

Similar to rATG, exposure to SAB-142 results in the reduction of cytotoxic CD8⁺ T-cells, protection of Tregs, and conversion of naive CD4⁺ to an activated state suggesting similar MoA as rATG as a treatment for T1D

CD8 T Cells - Reduction


Live CD8⁺ cells
% relative to hIgG ± SEM
120%
100%
80%
60%
40%
20%
0%
10ug-hIgG
1ug-SAB
5ug-SAB
10ug-SAB
10ug-Rb-ATG

Treg Cells – No Change


Live CD4⁺CD25⁺Foxp3⁺
% cells relative to hIgG;±SEM;(n=18)
140
120
100
80
60
40
20
0
10 µg/ml
hIgG
Rb-ATG
SAB-ATG

Naïve CD4 T Cells → **Activated CD4 T Cells**


Live CD4⁺CD25⁻Foxp3⁻
% cells relative to hIgG;±SEM;(n=18)
140
120
100
80
60
40
20
0
10 µg/ml


Live CD4⁺CD25⁺Foxp3⁻
% cells relative to hIgG;±SEM;(n=18)
1800
1600
1400
1200
1000
800
600
400
200
0
10 µg/ml

* Indicates $p<0.05$ compared to negative control hIgG

SAB-142 Production Similar to FDA Approved rATG

Thymoglobulin
Anti-thymocyte Globulin (Rabbit)



SAB-142
Anti-Thymocyte Globulin (Human)



Thymocytes
rpAbs
Rabbit
Immunization
Rabbit Antibody Production
Plasma Collection
Purification
Rabbit Antibodies
Thymocytes
hpAbs
Tc Bovine™
Hyperimmunization
Tc Bovine inoculated with target disease antigen to generate antibodies
Human Antibody Production
Plasmapheresis
Antibodies are collected in the form of plasma
Purification
Human Antibodies

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Demonstrated Process Scalability & Manufacturing Capabilities



Process Development Laboratory

MAX. CAPACITY:
10L

USE:
Antigen development, research material, and manufacturing optimization



Early Clinical MFG Facility

MAX. CAPACITY:
50L & 200L

SQUARE FOOTAGE:
800 & 2300

USE:
Scale up research, antigen manufacturing, pre-clinical, Phase 1/2 clinical

EMERGENT BIO SERVICES

Commercial MFG Partnership

MAX. CAPACITY:
1000L

USE:
Phase 3 clinical and commercial



Quality Control and Quality Assurance

Fully Compliant Supportive BioAnalytical Testing Laboratory & QA

USE:
In-process testing and final drug product release testing and quality compliance

SAb BIOTHERAPEUTICS

SAB-142 is Manufacturing Clinical Material and Positioned to Scale to Commercial Production



Tc Bovine™
Transchromosomic bovine genetically designed to produce human antibodies
Hyperimmunization
Tc Bovine inoculated with target disease antigen to generate antibodies
Human Antibody Production
Bovine produce human antibodies to disease target that circulate in the bloodstream
Plasmapheresis
Antibodies are collected in the form of plasma
Purification
Purification process isolates antibodies from plasma
Human Antibodies
Purified and formulated human polyclonal antibodies

- Current SAB-142 Plasma inventory sufficient to produce clinical material to support global phase 1-2 clinical trials
- Tc Bovine™ Platform is immediately scalable to support commercial production of SAB-142
- A small herd of ≤ 15 Tc bovine could produce enough commercial product to address the global T1D market



=
SAB-142
Product to Address Global T1D Market
≤ 15 Tc Bovine™ Herd

SAb BIOTHERAPEUTICS

SAb BIOTHERAPEUTICS

ADVANCING A POWERFUL NEW CLASS OF THERAPEUTIC IMMUNOGLOBULINS (hIgG)

SAB BIOTHERAPEUTICS R&D DAY | June 14, 2023



Alexandra Kropotova, MD
EVP & Chief Medical Officer

NASDAQ: SABS

Proven Clinical Regulatory Path for IgG Polyclonal Antibody Products

40+ FDA Approved through the Center for Biologics Evaluation and Research (CBER)


Human IgG Polyclonal Antibodies
(Tc Bovine-derived products)
IgG1 Polyclonal Antibody Immunotherapies for Human Patients
Animal Polyclonal Antibodies
(animal-derived immune globulin products)
Thymoglobulin
Anti-thymocyte Globulin (Rabbit)
Atgam
250 mg protein
ANTIVENIN (LATRODECTUS MACTANS)
Equine Origin
Centruroides (Scorpion) Immune F(ab')2 (Equine) Injection Anascorp
DIGIFab
digoxin immune fab (ovine)
Botulism Antitoxin Bivalent (Equine) Types A and B
Antivenin
North American Coral Snake Antivenin
CROFab
crotalidae polyvalent immune fab (ovine)
BAT® [Botulism Antitoxin Heptavalent (A, B, C, D, E, F, G)-(EQUINE)]
ANAVIP
Crotalidae Immune F(ab')2 (Equine)
Human Polyclonal Antibodies
(human-derived immune globulin products)
ASCENIV
gamunex-c
Hizentra
CYTOGAM
VARIZIG
Bivigam
octagam
HyQvia
HEPAGAM B
WINRHO
CARIMUNE NF
Immune Globulin Intravenous (Human)
panzyga
XEMBIFY
KEDRAB
Nabi-HB
Flebogamma DIF
privigen
GamaSTAN
Rhophylac
cutaquig
Anthrasil
Gammaplex 10%
Cuvitru
Vaccinia Immune Globulin Intravenous (Human) CNJ-016
GAMMAGARD LIQUID

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The Global Diabetes Crisis Few are Talking About

- Since 2000, T1D prevalence has **increased at four times** the rate of global population growth[1]
- An estimated **8.4 million** people were living with Type 1 Diabetes across the globe in 2021[2]
- This number is predicted to increase to **13.5-17.4** million people living with T1D by 2040[2]
- Based on birth cohorts from 1950 to 2040, **6.85 million lives will be lost** by 2040 if people universally do not have access to interventions to diagnose and treat type 1 diabetes, and it stands to become one of the world's largest deadly chronic health conditions, of similar scale and impact to HIV[1]







1. https://www.jdrf.org/press-releases/jdrf-announces-launch-of-global-type-1-diabetes-index/
2. *Lancet Diabetes & Endocrinology*

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Living with Type 1 Diabetes: for Millions, a Daily Disease for a Lifetime

There is no cure, only management

Signs and Symptoms

- Increases thirst & urination
- Unintended weight loss
- Extreme hunger
- Fatigue & weakness
- High glucose levels

Complications



5-13x Increase in mortality[1]

Diabetes Management

- Glucose monitoring
- Insulin therapy
- Hyperglycemia management
- Hypoglycemia management
- Diabetes complications management

1. Diabetes in America, 3rd Edition Cowie CC, Casagrande SS, Menke A, et al., editors. Bethesda (MD): National Institute of Diabetes and Digestive and Kidney Diseases (US); 2018 Aug.

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Anti-Thymocyte Globulin (rATG) Demonstrates Strong Disease-Modifying Efficacy In T1D

Anti-Thymocyte Globulin

Polyclonal Ab that restrains the immune system by targeting T-lymphocytes

Rabbit ATG is a marketed products indicated for organ transplant and aplastic anemia

Includes antibodies against T cell markers such as CD2, CD3, CD4, CD8, CD11a, CD18, CD 44, CD45, HLA-DR, HLA Class I heavy chains, and ß2 microglobulin

Thymoglobulin
Anti-thymocyte Globulin (Rabbit)



Low-Dose rabbit ATG Clinical Trials

2009
Established rATG efficacy in non-obese diabetic mouse

2015
Established T1D pilot study
After 12 months C-peptide was ~75% higher in ATG-treated patients vs. placebo

Recent onset T1D phase 2
After 24 months C-peptide was 2-fold higher in ATG-treated patients vs. placebo
2019

Phase 2 prevention study
Ongoing study to test efficacy of ATG in preventing T1D onset
2029

Clinicians and KOLs in the T1D community are deeply invested in advancing ATG as an immunotherapy for T1D

Note: Dates represent top-line results, or publication of study outcomes
Source: J Clin Invest . 2015 Jan;125(1):448-55. doi: 10.1172/JCI78492. Epub 2014 Dec 15.; Diabetes . 2019 Jun;68(6):1267-1276. doi: 10.2337/db19-0057. Epub 2019 Apr 9.; MELD-ATG trial (NCT04509791); STOP-T1D trial (NCT04291703)

Low-Dose Anti-Thymocyte Globulin (ATG) in Type 1 Diabetes: The Potential of SAB 142

June 2023

Michael J. Haller, MD
Professor and Chief
Pediatric Endocrinology
University of Florida

UFHealth
Shands children's Hospital

Disclosure

I serve on the Scientific Advisory Board for SAb Biotherapeutics

I have received company stock options for that role

UFHealth
Shands Children's Hospital

Type 1 Diabetes Pathogenesis


1. Precipitating events might occur in utero
2. Genetic predisposition probably the key driver or linkage to immune abnormalities
(Precipitating event)
3. Beyond precipitating, environment might influence entire natural history
5. Presence of two or more islet autoantibodies might represent asymptomatic type 1 diabetes
6. Increasing glucose excursions as individual approaches symptomatic onset
Genetic predisposition
Overt immunological abnormalities
Progressive loss of insulin release
Overt diabetes
7. Some patients produce low concentrations of C-peptide long after onset
Normal insulin release
Glucose normal
C-peptide present
No C-peptide
β-cell mass
4. Although overall loss of β cells is potentially linear, it could show a relapsing or remitting pattern
8. β-cell mass not always zero in longstanding patients
Age (years)

Atkinson, M; Eisenbarth, G.S.; Michels, A. *Lancet*, 2014

What is the scope of the problem?

- **Type 1 diabetes – 1 in 300 children**
- **1 in 7 health care dollars**
- **T cell mediated…. but highly heterogeneous**
- **Likely ideal for polyclonal Ab / multiple targets**
- **Need induction and maintenance therapies**

The Major Therapeutic Breakthrough for Type 1 Diabetes - 1921


LEONARD THOMPSON
First patient to receive insulin in Toronto.


Jan. 11th 15 cc. McLeod's serum
each buttock.
Blood Sugars

"Thick brown muck" lowered glucose from 520 to 120 mg/dl

7.5ml into each buttock

100+ years Later…Still Insulin


INSUL



Tzeild / Teplizumab - Approved
1992 to November 17, 2022 .... 30+ year effort

Proc. Natl. Acad. Sci. USA
Vol. 91, pp. 123–127, January 1994
Immunology

Anti-CD3 antibody induces long-term remission of overt autoimmunity in nonobese diabetic mice

(autoimmunity/diabetes)

LUCIENNE CHATENOUD, ERIC THERVET, JACQUELINE PRIMO, AND JEAN-FRANÇOIS BACH
Institut National de la Santé et de la Recherche Médicale U 25, Hôpital Necker, 161 Rue de Sèvres, 75015 Paris, France


MONOCLONAL
EP
A
EP
EP

Prevention of Autoimmune Diabetes With Nonactivating Anti-CD3 Monoclonal Antibody

KEVAN C. HEROLD, JEFFERY A. BLUESTONE, ANTHONY G. MONTAG, ASHU PARIHAR, AMY WIEGNER, RONALD E. GRESS, AND RAPHAEL HIRSCH

FDA NEWS RELEASE

FDA Approves First Drug That Can Delay Onset of Type 1 Diabetes

Monoclonals are great but what about Polyclonals?




B cells
antigen
memory B cells
plasma B cells
secreted antibodies


HLA class I heavy chain
B2 micro-globulin
T cell
CD2
Thymoglobulin
HLA-DR
CD44
CD8
CD4
CD45
CD25
CD11a
CD18
CD3

Thymoglobulin

- Human Thymus / T-cells > Immunized Rabbit
- Polyclonal Mix of Rabbit Anti-Human Antibodies
- FDA approved ~30 years
- Standard in Renal Transplant – up to **10mg/kg**

- Near complete depletion of Treg and Teff with slow recovery at Transplant dose

- What about Lower dose?


Thymoglobulin®
Anti-thymocyte Globulin (Rabbit)
25 mg
For Intravenous Infusion Only

"High" Dose ATG in T1D (6.5mg/kg)



C-peptide AUC change from baseline (pmol/ml)
0.2
0
-0.2
-0.4
-0.6
0
6
12
18
24
Time (months)

Gitelman et al. *Diabetologia* 2016; 59(6)

High Dose ATG (6.5mg/kg) Too much Treg Depletion?


a
CD4⁺ Tcells (cells/µl)
1,000
750
500
250
0
***
0 3 6 12 18 24
Time (months)
b
CD8⁺ Tcells (cells/µl)
1,000
750
500
250
0
**
0 3 6 12 18 24
Time (months)
c
CD4⁺ T cells change from baseline (%)
20
0
-20
-40
-60
-80
-100
***
***
***
0 3 6 12 18 24
Time (months)
d
CD8⁺ T cells change from baseline (%)
20
0
-20
-40
-60
-80
-100
***
***
0 3 6 12 18 24
Time (months)

100% Cytokine Release

100% Serum Sickness

Gitelman et al. *Diabetologia* 2016; 59(6)

Low-Dose ATG in New Onset T1D
NIH TrialNet


C-Peptide AUC Mean Over Time By Treatment Group
Placebo - Mean & 95% CI
ATG Only - Mean & 95% CI
ATG vs Placebo
P = 0.00005
C-Peptide AUC Mean (nmol/L)
1.2
1.0
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
Placebo 31 30 30 30 26 26
ATG Only 29 29 29 29 29 28
0 3 6 9 12 18 24
Time on Study (months)

Haller et al. Diabetes. 2019. Jun;68(6):1267-1276

Outcomes of ATG in New Onset T1D

	N	Age (yrs)	Regimen	Primary Outcome (AUC C-peptide)	p
ATG- Low Dose	89	12–45	**2.5mg/kg** IV over 2 days	2hr MMTT at 2 years	**0.00005**
ATG – High Dose (START)	52	12–35	**6.5mg/kg** IV over 4 days	2hr MMTT at 1 year	0.591

Low dose – 35% CRS / 71% Serum Sickness

High dose -100% CRS / 100% Serum Sickness

Low-Dose ATG – Predicting Responders


Population
12-45 years olds with
Recent-onset Type 1 Diabetes
Intervention
ATG
n=29
ATG/G-CSF
n=29
Placebo
n=31
Baseline Predictors of Response
↓ Th1
Methyl group
TBX21
CD4
CXCR3↓
CXCR3
↑ Inhibitory receptors
↑ terminal cells
CD4
CD8
PD-1↑
CD45RA↑CD127↓CXCR3↓
ATG Responders
ATG Non-responders
AUC C-peptide
Study Duration
Post-treatment Predictors of Response
PMN
MPO
↑ MMP8 ELANE
CHIT1 PRTN3 DEFA4
LTF AZU1
↓ IFNγ, IL-2, IL-12, IL-1β, MIP-1α IL-17A

Jacobsen et al. *JCI-I* Under Revision

Low-Dose ATG - Lymphocyte Recovery Above Clinical Threshold



Lymphocytes_ABS
10³ cells/µL
2
1
0
Screening
Day 1
2 weeks
4 weeks
6 weeks
8 weeks
10 weeks
12 weeks
24 weeks
36 weeks
48 weeks
72 weeks
96 weeks
Responder
NotResponder
Responder
TreamentArm
Placebo
ATG
ATG-GCSF

Responder

NotResponder

Responder

TreamentArm

Placebo

ATG

ATG-GCSF

Lymphocyte absolute value reference range (1.00 - 3.20 x 10^3 cells/µL)

Clinical Threshold

Jacobsen et al. *JCI-I* Under Revision

Low-Dose ATG –
Absolute CD4 and CD8


CD4_ABS
CD4_ABS
1.0
0.8
0.6
0.4
0.2
Baseline
4 weeks
8 weeks
12 weeks
24 weeks
36 weeks
48 weeks


CD8_ABS
CD8_ABS
0.6
0.5
0.4
0.3
Baseline
4 weeks
8 weeks
12 weeks
24 weeks
36 weeks
48 weeks


Responder
NotResponder
Responder
Clinical Threshold
TreamentArm
Placebo
ATG
ATG-GCSF


Treg
absolute counts
500000
400000
300000
200000
100000
0
placebo
ATG
ATG-GCSF


% Treg of CD4
ATG
GCSF
placebo
ATG
ATG-GCSF
weeks

Jacobsen et al. *JCI-I* Under Revision

Low-Dose ATG – Treg / CD4 Preservation Relative to High Dose

- High Dose ATG Trial: CD4, CD8, and Tregs ↓
  - Slow to recover, some lymphocytes counts still
  - < 1000 cells/µL at 12 months
- Low-dose ATG trial: CD4 ↓
  - CD4 Tconv depletion and increased effector memory
  - CD8 T cells increased with higher naïve cells and lower effector memory
  - Decreased CD4:CD8 ratio
  - Tregs relatively stable

Cross Trial Comparison – 2 Years



2-Year Treatment Group Means from 6 Selected Studies
Adjusted for Baseline C-peptide & Age (Study Effect Retained)
C-Peptide AUC Mean (nmol/L)
0.7
0.6
0.5
0.4
0.3
0.2
0.1
% over Rituximab effect
0%
113%
96%
303%
13%
141%
216%
Treatment Group
Placebo
Experimental
Control
29
30
26
26
16
11
21
Experim'l
49
72
28
28
35
30
51
Rituximab
Abatacept
ATG & GCSF
Low-dose ATG
High-dose ATG
Alefacept
Teplizumab

Effect of Low-dose ATG superior at 2 years to even Teplizumab

Diabetes Technol Ther. 2020 Dec;22(12):948-953

Low Dose ATG Prevention Study

- Stage 2 T1D = Multiple Ab+ / Dysglycemic
- Age 12 and up
- Single course low-dose ATG (2.5mg/kg)
- 2 IV infusions on back-to-back days
- 1:1 Randomization
- 144 Subjects

Type 1 Diabetes TrialNet

Why SAB Polyclonal ATG (SAB-142) ?

- Eliminate Serum Sickness
- Re-treatment without risk
- Could entirely replace current polyclonal immunosuppressive (Thymoglobulin) if similarly effective
- Kidney Transplant / Autoimmune Disease / Cancer Therapy
- Large untapped market

What SAB-142 could offer…




HAPPY 4 YEAR POST TREATMENT! 4
STILL INSULIN NONDEPENDENT!!
Jocie's pancreas is celebrating again and we are too!

Acknowledgements

SAb BIOTHERAPEUTICS

Type 1 Diabetes TrialNet

THE LEONA M. AND HARRY B. HELMSLEY CHARITABLE TRUST

NIH National Institute of Diabetes and Digestive and Kidney Diseases

JDRF IMPROVING LIVES. CURING TYPE 1 DIABETES.

UFHealth
Shands Children's Hospital

SAb
BIOTHERAPEUTICS

SAB-142: FULLY HUMAN ANTI-THYMOCYTE GLOBULIN FOR DELAYING THE ONSET AND/OR PROGRESSION OF TYPE 1 DIABETES (T1D)

SAB BIOTHERAPEUTICS R&D DAY | June 14, 2023



Alexandra Kropotova, MD
EVP & Chief Medical Officer

NASDAQ: SABS

SAB-142 has Strong Potential to Control or Prevent T1D Over the Entire Life Span

SAb BIOTHERAPEUTICS



Indication 2:
Stage 2 T1D delay of onset
Indication 1:
Stage 3 T1D delay of progression
Indication 3:
Maintenance of Stage 3 or complete delay of onset
Genetic Risk
Immune Activation
Immune Response
Re-dosing is the key!
Stage 1
Stage 2
STOP
Stage 3
STOP
Stage 4
Starting Point
15x increased risk of T2D in those with relatives with disease
Immune Activation
Beta cells are attacked
Immune Response
Development of single autoantibody
Normal Blood Sugar
≥ 2 autoantibodies
Abnormal Blood Sugar
≥ 2 autoantibodies
Clinical Diagnosis
≥ 2 autoantibodies
Long-standing Type 1 Diabetes
Ages: from birth to early adulthood (average 13 years of age)
Ages: average life expectancy ~72 years of age

SAB-142 has Similar MoA to rATG with Distinct Advantages

1 Rich & Fully Human Antibody Diversity

VDJ repertoire usage mimics human-derived diversity in variable region


TC BOVINE™
HUMAN CONTROLS
HUMAN LUPUS

2 Identical In Vitro Binding

SAB-142 vs. Rabbit THYMO-AF488


Thymoglobulin
Anti-thymocyte Globulin (Rabbit)
SAB-142
Anti-Thymocyte Globulin (Human)

3 Positive Proof of Principle

GLP study confirmed effect of SAB-142 on same & relevant to T1D T-cell subsets



Data on file

SAB-142 *In Vivo* Proof of Principle

Demonstrated impact on major relevant T-cell subsets

T1D Pathophysiology[1]


Genetic Predisposition
Environmental Factors
Autoantigens from on insulin-producing beta cells and circulate in the blood stream and lymphatics
Processing and presentation of autoantigen by antigen-presenting cells
Activation of T Helper 1 Lymphocytes
Activation of T helper 2 lymphocytes
IFNγ
IL-2
IL-4
Activation of macrophages
Activation of auto-antigen specific T cytotoxic (CD8+) cells
Activation of B lymphocytes to produce islet cell autoantibodies
Destruction of beta cells with decreased insulin secretion

SAB-142 impacts major relevant T-cell subsets *in vivo*[2]


CD4+ T Cells (CD45+/CD3+/CD4+)
B Cells (CD20+)
Monocytes (CD45+ CD14+)
CD8+ T Cells (CD45+/CD3+/CD8+)
Counts Normalized to Baseline
Days
142 1 mg/kg
142 5 mg/kg
142 10 mg/kg
rATG 5 mg/kg

1. Pathophysiology: The Biologic Basis for Disease in Adults and Children. Kathryn L. McCance, RN, PhD, Sue E. Huether, RN, PhD 2014
2. Data on file

SAB-142 Has a Similar MoA to rATG with Several Distinct Safety Advantages

SAb BIOTHERAPEUTICS

	Thymoglobulin Anti-thymocyte Globulin (Rabbit)	SAb BIOTHERAPEUTICS
Safety	Majority of patients develop **grade 3 serum sickness**	**No serum sickness expected** due to fully human product
Efficacy	Lower half-life and **inability to re-dose** due to anti-drug antibodies	Improved PK and **opportunity to re-dose**

3 INDs & 1 CTA — Filed in US and ex-US

7 Clinical Trials — Span from Phase 1 to Phase 3 across 3 indications

Robust Human Safety & Immunogenicity Database in >700 Subjects[1]

ZERO (0) Subjects with Serum Sickness[1]

ZERO (0) Subjects with neutralizing ADA[1]

1. Data on file

Long-Term Safety of Low-Dose rATG in T1D Patients

Single course of low dose rATG has shown adequate safety in the up to 5+ years of follow up

Randomized, PBO-controlled trials in T1D patients		Infections	Humoral Response	Cancers	Serum Sickness & CRS
Thymoglobulin NCT00515099	6.5mg/kg Ages: 12-45yo T1D Dx<100 days	✓ • No increase vs PBO *No opportunistic infections* *No difficulty in clearing infections*	✓ • Fully preserved	✓ • No increase vs PBO	• SS: 38 out of 38 ptns • CRS: 37 out of 38 ptns
Thymoglobulin NCT02215200	2.5mg/kg Ages: 12-45yo T1D Dx<100 days	✓ • No increase vs PBO	• N/A	✓ • No increase vs PBO	• SS: 21 out of 29 ptns *Grade 3 & 4: 15 (51.7%)* • CRS: 14 out of 29 ptns *Grade 3 & 4: 0*
Thymoglobulin + GCSF NCT01106157	2.5mg/kg Ages: 12-45yo T1D Dx: 4 months to < 2 years	✓ • No increase vs PBO	• N/A	✓ • No increase vs PBO	• SS: 13 out of 17 ptns *Grade 3 : 11 (64.7%)* • CRS: 11 out of 17 ptns *Grade 3: 0*

SAB-142 vs Teplizumab

Projected favorable risk/benefit profile compared to other treatments

SAb BIOTHERAPEUTICS

	Teplizumab (Tzield)	SAB-142
Nature of the antibody	Humanized mAB	Human pAbs
Mode of Action	Binds to CD3[2]	Multifactorial: Shown to bind to similar cell lineages as rATG
Indications	Stage 2[2] (Q1 2023)	Targeting Stage 2 & Stage 3
Efficacy	**63% effect on** C-peptide AUC after year 2[1]	• For 1st dosing course, anticipated to be comparable to rATG • rATG showed 103% effect on C-peptide AUS at year 2[1] • Unlike rATG/teplizumab, maintenance of C-peptide preservation may be achieved by safe re-dosing
Immunogenicity: ▪ **ADA** ▪ **Neutralizing ADA**	• 57% of treated patients have ADA[2] • 46% of whom having neutralizing ADAs[2]	• ADA and nAbs are projected low/none • 0% of subjects dosed at or below 25mg/kg had ADA, across multiple clinical-stage compounds
T1/2	4.5 days	21-28 days
Safety		Lower/no probability of serum sickness
Dosing	IV daily for 14 days[2]	IV over 1-2 days
Repeated dosing	Challenging due to high % of nAbs	High probability of safe redosing due to fully human nature of pAbs

1. Cost-Effectiveness of Low-Dose Antithymocyte Globulin Versus Other Immunotherapies for Treatment of New-Onset Type 1 Diabetes Hai V Nguyen, Desmond A Schatz, Shweta Mital, Laura M Jacobsen, Michael J Haller. 2022 Apr;24(4):258-267
2. Tzield Full Prescribing Information https://static1.squarespace.com/static/5f4574ed93f3456c76f3a95d/t/644a8f8ba4f03d04b9fff602/1682608091493/tzield-full-prescribing-information.pdf/l-prescribing-information

SAB-142: Clinical Development Plan in T1D

STUDY DESIGN	"Fully HUman anti-thymocyte biologic in first-in-MAN clinical study (HUMAN trial)" Phase 1: First in Human, Randomized, Single Ascending Dose trial SAB-142 dose range: 0.01mg/kg up to 2.5mg/kg
ENDPOINTS	**Primary end point:** Acute (serum sickness, CRS) and long-term (rate of infections) safety **Secondary end points:** pharmacokinetics, pharmacodynamics, immunogenicity/ADA **Major outcomes:** ○ Validate safety superiority based on the anticipated 0% of serum sickness and nAbs ○ Validate MoA of SAB-142 in humans ○ Proof of Biological Activity (POBA): change vs baseline in CD3, CD8, CD4, CD8/CD4 ratio, Tregs compared to rATG (cross study)


FIRST IN HUMAN
BEFORE THE BREAKTHROUGH COMES THE TRIAL

SAB-142 Key Milestones



Catalysts
FPI Randomized
Phase 1 Top-Line
First Phase 2 Readout
Phase 2 Top-Line
2023
2024
2025
2026
Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Clinical
Phase 1
Phase 1 Study: Cohorts 1-4
Phase 1 Top Line Results
Phase 2
Phase 2 Study POC/DRF
Regulatory
CTN/CTA/IND Submissions
CMC
MFG to enable Phase 1
Development
MFG to enable Phase 2

FPI = First Patient In *POC= Proof of Concept* *DRF = Dose-Range Finding Study* *CTA = Clinical Trial Application* *CTN = Clinical Trial Notification*

Phase 1 / Phase 2 Major Outcomes:

- ✓ *0% serum sickness*
- ✓ *0% ADA/nADA (Anti-Drug Antibodies)*
- ✓ *Superior efficacy vs TZIELD on C-peptide*
- ✓ *Superior efficacy vs TZIELD on HbA1C*

SAb BIOTHERAPEUTICS

Summary

- **SAB-142:** First-in-class fully-human multi-target antibody treatment aimed to provide superior safety and efficacy for delaying onset or progression of Type 1 Diabetes.
- **MoA** of SAB-142 in T1D is clinically- validated in numerous clinical trials with rabbit ATG
- **Safety database** with human data in > 700 patients SAB antibodies produced by DIVERSITAB™ platform supports anticipated zero (0) serum sickness and zero (0) neutralizing antibodies with SAB-142 in upcoming T1D studies
- **Established Regulatory path** for T1D indications and SAB-142 asset as fully human multi-epitope multi-target modality
- **Next steps:** CTN/CTA/IND filings with First in Men Phase 1 trial anticipated by the end of 2023